Exhibit 99.1

Mark P. Frissora Chairman of the Board and Chief Executive Officer

VIDEO

Industry Overview

U.S. GDP vs. RAC Growth 2002 – 2012 Car rental industry healthy, competitive & growing faster than general economy for the past decade

HTZ Revenue & Profits Increase as LIBOR Increases 0.61 Correlation Since 1986 LIBOR ppt change YoY % change Hertz Revenue

Global Traveler 2012 1 billion people traveled outside their domestic country 2012; +25% from 2006 TOTAL INBOUND MARKET ~$5B 6 2012 vs. 2006 Revenue + 45% 2012 vs. 2006 Revenue + 31% 2012 vs. 2006 Revenue + 41% N.A. EU AU/NZ

U.S. Inbound Passengers Increasing International Visitors to U.S. & Projections* (2007-2014) *Source: U.S. Travel Association

U.S. Used Car Market Resilient After 5 consecutive monthly increases, Index recovers

Equipment Rental Cycle on Upswing Source: American Rental Association & McGraw Hill

2006 2012 Hertz Then and Now

Adj. Pre-Tax LOCATIONS OUR SERVICES ARE AVAILABLE IN PRODUCTIVITY GOLD MEMBERS WORLD WIDE AND GROWING REVENUE Corporate & Franchise The Hertz Corporation By The Numbers Then 2006 and Now 2012 Then2006 11

Portfolio of Game Changers Entry into Vehicle Leasing (2011) Car Sharing Technology Initiative Begins Advantage Acquisition (2009) IPO (2006) Lean / Six Sigma Initiated 11 Equipment Rental Tuck-in Acquisitions (2010-2012) Established Position Leisure RAC (2012)

Investments = Cash Flow As Rate of Investment Slows, Profit Drives Cash Flow Expansion Acquisitions, fleet growth, non-fleet capex Note: 2013F uses mid-point of guidance $3,026

N.A. Equipment Rental Revenue +19% FY:12 Non-Res Construction = Next Big Opportunity Source: IIR Source: McGraw-Hill Construction Total Revenue $1.5B 2012 YoY 2012 YoY Total Revenue $1.3B ($ in millions) Industrial $274.6 Fragmented $445.6 Industrial $345.3 Fragmented $452.3

Hertz

THEN & NOW
Rental Car Revenue Growth Drivers



Dollar Thrifty Value
Donlen
Hertz Premium
Off Airport

Donlen

$329M
2006
REVENUE
2012
$471M

- Provides presence in complementary leasing market
- Technology leader in fleet management
- Minimal overlap in HTZ / Donlen corporate customer base
- New products and services development for RAC & HERC
- **Donlen revenue +16% FY:12 (non-seasonal; non-cyclical)**

U.S. RAC Off Airport

1,500
2006
LOCATIONS
2012
2,523

- $11 billion market
- >70% share to one player
- Hertz has 12% share
- Gaining position
  - **Insurance replacement; revenue +14% FY:12 (longer length rental; non-seasonal; non-cyclical)**
- Technology becomes game changer

Leisure Value Brand

$0
2006
REVENUE
2012
$460M

- **Advantage global revenue +22% FY:12**
- Dollar Thrifty provides established brands in fastest growing U.S. airport segment **(longer length rental)**
- Restarts EU value initiative
- Expands off airport network
- Leverages Hertz partnerships
- Helps to uphold Hertz's premium pricing

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Est. 1958 Merged with Dollar 1997 “Fragmented 8” U.S. RENTAL CAR Then 2006 U.S. Airport Market Share “Consolidated 3” U.S. RENTAL CAR Now Est. 1974 Acquired by Enterprise 2007 Est. 1958 Acquired by Avis 2002 Est. 1947 Acquired by Alamo 1997; Enterprise 2007 Est. 1957 Airport Share 8% Est. 1918 Airport share 29% Est. 1946 Airport Share 30% 27% Airport share Market Share 33% Airport share Market Share 36% Airport share Market Share Premium Market Size $6.5B 2yr Rev CAGR +3.4% Market Size $5.4B 2yr Rev CAGR +4.8% Mid-Tier 2012 U.S. Airport Market Share

Acquisition Synergies

Hertz

THEN & NOW
U.S. RAC Fleet Opportunities

Fleet Procurement

313k
2007
AVERAGE FLEET
2012
347k

- Lower-cost new vehicle fleet mix
- Select new fleet based on vehicles with high resale value
- Used fleet procurement
- Higher risk fleet mix
- Greater purchasing power

Fleet Efficiency

77.8%
2007
FLEET EFFICIENCY
2012
80.4%

- Shared fleet
  - Hertz peak Tue. / trough Sat.
  - DTG peak Sat. / trough Tue.
- Three points of utilization in synergy forecast
  - 1pt efficiency: ~$30M pre-tax income
- More longer-length leisure rentals

Fleet Cycle

74%
2007
YE RISK % of FLEET
2012
95%

- Used car market sells ~40 M vehicles annually in the U.S.
- Use lifecycle costing to determine when to rotate or replace a vehicle
- Extend depreciation life by shifting Hertz cars to DTG or off airport fleets
- Opportunistically sell based on make/model demand for used cars

U.S. Alternative Sales Channels

83%
2007
AUCTION SALES
2012
47%

- DTG still ~65% auction
- Increasing mix of risk vehicles to capitalize on HTZ higher-return sales channels
  - 2012 – avg fleet 76% risk
  - 2013E – avg fleet 95% risk
- Combined dealer network
- More diverse vehicle mix to sell

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Shifting to Higher-Return Used Car Sales Channels in U.S. EARLY STAGE LATE STAGE CHANNEL SHIFT CHANNEL SHIFT

U.S. Used Car Market Resilient Manheim Index Moody’s Forecast *5 pts of Manheim selling price = ~2-3 pts of residual value (sale price as % of cap. cost) Hertz aligned with Moody’s forecast Expect residuals (2-3%*) over next 2 yrs Source: Moody’s Feb 2013

No Metric Moves in Isolation 0.81R2 0.72R2 Correlation to fleet costs (Favorable) (Favorable)

Driving Value Through Technology Leadership 1972 - Hertz introduces the first Nationwide Emergency Road Service 1980 - With the first Express Service, #1 Club members bypass the airport counter 1989 - Hertz launches #1 Club Gold®, which allows member to go directly from airplane to their car; even the engine is running 1995 - Hertz introduces first On-Board Navigation System, NeverLost® 1996 - Hertz launches its first World Wide Web Site 2009 - Hertz acquires Eileo S.A., the leader in design and deployment of best-in-class car sharing technology 2009 Car Sharing 1972 Roadside 1989 Gold® 1996 Hertz.com 1995 NeverLost® 1980 Express

Technology Advancements Drive Revenue & Efficiency A Higher Value Proposition Gold Choice Mobile Gold Alert Express Rent Kiosks Hertz 24 /7 E-Return

Focused on Key Customer Preferences Source: Maritz Customer Experience Study Critical Issues

[LOGO]

Technology Rob Moore Sr. VP, Technology

2 The Pieces of Hertz 24/7 On Demand Technology In Car Tech & Fleet Mgmt Patented Innovation Customer Experience Mobility Travel Services Superior Web Interaction

3 In-Car Technology Freescale Processor - 500 mips Flash Memory store 60M members 3 axis sensors, temperature, shock CAN Bus (x3) High or Low speed 6 Ways to access the car Freescale Quad-core processor Flash Memory stores maps & POIs 5.7” 700 Nits screen with haptic feedback –  meets or exceeds many OEM offerings Sirf 4 GPS engine with inertial sensors 5MP Camera Voice recognition ready 3.5G UMTS Cellular radio Bluetooth talk to cell phones WiFi Including Hotspot option Zigbee Low power mesh networking NFC Talk to cards and phones Combined Wireless Capabilities

4 Mobility eReturn 1800 Locations Over 5.5M receipts sent Received through email Mobile Applications Mobile downloads - 2.5M Mobile Reservations - 835,227 Mobile Booked Revenue - $152M 350% growth YOY Windows 8 Mobility Only Rent-a-Car application in Windows 8 Marketplace CarfirmationsTM & Mobile Gold Upgrades CarfirmationsTM over 4.1M sent 2.4M customers have it on profile Sends stall info and upgrade opportunities prior to arrival Messages sent by SMS and/or email

5 Customer Experience HERTZ.COM Single largest channel 9.6M reservations in 2012 29% of all reservations come through HERTZ.COM Built on HTML5 adapts to any screen size ExpressRentTM 400 units globally 2 way video / audio CC reader, bar code scanner, card dispenser, printer Approaching 10K/wk Transactions (275,000 total) Two-time award winner in 2012 Evolutionary Tablet Compress 3 devices into 1 Gobi® modem for any carrier Rugged IP54 sealed, Mil spec for drops, Gorilla Glass

6 In Car Tech & Fleet Mgmt Patented Innovation Customer Experience Mobility Travel Services Superior Web Interaction The Pieces of Hertz 24/7 On Demand Technology

7 Your Plane Lands… A Hertz Carfirmation™ Arrives Instantly! Phase 2 now live – swap or upgrade via mobile View live inventory to change the car you drive at no charge Or, choose an upgrade including special Deal of the Day Over $500K additional revenue since December 2012 launch “I couldn't believe how awesome this was. I changed the car on my iPad while on the Hertz bus ride from the airport, and literally 3 minutes later I was at the Hertz lot and they’d already switched the car and had the correct slot on the board with my new rental…. Hertz executed so well when I was one of the first ones to try it out.”

8 And If You Don’t Have A Reservation, Walk Right Up and Reserve A Car On The Spot Hertz Express Rent™ Video Kiosks Offers live agent support Allow customers to skip the lines Expands our network virtually anywhere airports, neighborhoods, garages, retail, body shops Fast facts: Over $55M in revenue $3.4M net labor savings in 2012 Over 93% customer satisfaction Ancillary sales equal or better than airport staff

9 New Neverlost® In Car Tablet Extends Mobile Functionality NeverLost on Demand GPS Hertz Live Agent Assist puts you in touch with a real person for immediate help Local restaurant guides, highlights of the area and recommendations all add to the experience Cellular connectivity creates potential for additional revenue streams like concierge services, advertising and more

10 With Hertz Express Return, Just Park and Go On return, Park and Go Paperless eReceipt zapped to you in less than 30 minutes Straight to your inbox Perfect for the busy traveler and the conscientious Green customer Over 5.5M eReceipts have been sent so far

Marketing Speed and Ease to Today’s Leisure and Business Traveler Bob Stuart Executive VP Sales & Marketing

2 Awareness Advertising Public Relations Social Media Retention On-going Sales and Marketing Efforts 3 Pronged Approach to Marketing Technology Acquisition Gold Plus Rewards Hertz Business Rewards

3 We Build Awareness For Our Innovative Products Across The Most Impactful and Efficient Media Touch Points Traveling at the Speed of Hertz Social: travel blogs, Twitter, FB Promotion & Experiential Print: Consumer & Business Digital: Web, tablet, mobile, direct mail TV: Intuitively fast, 15 second spots

4 Commercials Show all commercials

5 Gold Plus Rewards #1 Loyalty Program Free membership Global program - Earn and redeem rewards globally Real time accrual and redemption Best-in-class program Flyer talk Carfirmations, Counter Bypass, Gold Choice, eReturn, etc. Rewards towards future rentals and added value services

6 Sales Efforts Dedicated To Creating Elite, Long Term Corporate, Travel and Retail Partnerships

7 Case Study: Hertz Kiosks and 24/7 Vehicles in Lowe’s Stores Redefines “Take it Home Now”

8 Traveling At The Speed Of Hertz Wins Customers

9 So What Does The Future Hold?

10 Alan Kay, Computer Scientist

11 Two facts to consider... We live in a 24/7 World. In the last year, half the people in the USA with a drivers license have not rented a car. That spells opportunity

12 Significant Opportunity To Grow the Car Renter Market Exists 53% 34% 13% 117M People Current Renters Non-Renters

13 The Future of Car Rental is Now and Hertz 24/7 is the First to Deliver Ultimate Convenience via technology 24 Hours 7 Days/Week 365 Days Pricing By the hour By the day By the week By the month Technology Bluetooth 24/7 Concierge Choice & Quality Choose the exact car you want Smoke free For any and every occasion Rent By The Hour, By The Day Or By The Week And Do It Whenever You Want- Early In The Morning, Late At Night Or Even On Sunday. And The Same For When You Return The Car. $

14 3 Phase Marketing Launch Hertz 24/7 1. Late Spring: NY PR Announcement 2. Late Summer: Experiential Marketing & Retailer Partnerships 3. Fall: Mass Market / Multi-Channel Advertising - New Campaign

15 24/7 “Traveling” Experiential Marketing Exhibit

16 Hertz 24/7 neighborhood locations will alert customers that 24/7 access is available

17 24/7 TV Ads will feature multi-platform SHAZAM ACTIVATION for demonstration...

18 ...and sign up.

19 Traveling at the Speed of HertzTM

U.S. Rental Car Scott Sider Group President, The Americas Rental Car

2 Substantially Corporate Substantially Licensee Geography Locations @ 12/31/12 Approx. Licensee Mix Average Fleet Size FY:12 U.S. 5,109 10% 394K Canada 217 33% 10K Puerto Rico 30 33% 2K Latin America 518 84% 43K Total 5,874 17% 467K 1) Represents total corporate & licensee 2) With ARAC (Dec-12), with DTAG (Nov-12) Total REVENUE

3 Strong Revenue Retention and Cost Management has Led to Rapid Profit Growth Strategic Initiatives —Catalysts to Improved Performance 2006 2012 Variance Total Revenue $4,371M $4,901M +12.1% OAP Revenue % of Total Revenue $892M 20.4% $1,298M 26.5% +46% +610bps Adjusted Pretax Margin +10.5PP Productivity (Revenue/Head) $251K $367K +46% Customer Satisfaction (NPS) 49 (’07) 55.8 +14% Net Dep Per Unit $318 $224 -29%

4 Airport Mix Moving to More Profitable Leisure Segment Leisure 61% Commercial 39% Leisure 74% Commercial 26% Leisure Channel Growth Accelerated by DTG 2012 Segment RPD Length Leisure $53 4.3 Commercial $44 3.6 Leisure 57% Commercial 43%

5 RAC Revenue $0.2BN $1.5BN Owned avg. fleet 20,522 111,369 Rent a car locations 62 280 (Corporate) 585 (Total NA) Employees 600 5,900 Transactions 1.3M 6.6M RPD +43% Benefits of DTG Acquisition Underway Operationalizing synergies between brands Sharing Best practices Airport operations consolidation Fleet Sharing Integrated Car Sales organization Expanding Franchising network Consolidate back office Listing Hertz locations on dtg.com and thrifty.com Offering multiple brands to OTAs and business partners 1x 8x $300M Global Cost Synergies Dollar Thrifty Automotive Group, Inc.

6 Expanding in Off Airport Market Airport 73% Off Airport 27% Off Airport Cost Structure Supports Strong Margins Airport 80% Off Airport 20%

7 Longer Rentals & Lower Cost Structure Drive Off-Airport Margins (Per Transaction Day) Mature Off Airport Location Average Airport Location Comparison Labor Costs $4.09 $4.47 8% lower DOE $18.54 $28.00 34% lower SG&A $1.63 $3.12 48% lower Utilization 84.3% 82.1% 220 bps higher Off Airport Margin Analysis – Locations Open > 2 Years Lower RPD Low cost infrastructure Longer length rental Video kiosks drive down labor costs; reduce need for brick & mortar expansion Rapidly expanding by co-locating with body shops, hotels, etc.

8 New Growth Strategies Drive Off Airport Expansion Replacement 33% Leisure 47% Commercial 20% Number of locations nearly doubled since 2006 Expanding position with key accounts 46% off airport revenue growth since 2006 Total Off Airport Market = $11B Hertz Market Share = 12% New opportunity with 24/7 Provides Value Proposition for all Three Segments

9 Fast and Efficient Off Airport Growth Hertz Reinventing Car Rental In 2013 Rent the car you want, when you want, where you want Thousands of new virtual locations coming in 2013 The vehicle becomes the counter and the location Will be within 5 miles of 90% of the population Gold customers by end of 2013 will be able to use 24/7 service seamlessly Low cost, high quality service enabled by best in class technology and telematics products

10 Financial Benefits of Technology Customer Convenience at a Reduced Cost Attract more customers Concierge service Customer fuel level reading On demand navigation Bluetooth and wi-fi service Fleet utilization Labor efficiencies Expansion without brick and mortar

11 Emerging Markets Opportunities Low market share coupled with strong economy Hertz Brazil has grown from revenue of $50M in 2006 to $92M in 2012 (+84%); 2013 Revenue projected at $110M New segment opportunities exist including insurance replacement and leasing products (Donlen model) Exploring partnerships and other opportunities (franchising both existing locations and white space, and acquisitions) Brazil demonstrating significant long-term growth potential

12 Process Improvements Led to $1.6B Savings Since 2006 Lighthouse – Top 50 airports completed by YE 2013 75% of all airport revenue, reduces DOE 200 bps Process Experts – 2 dedicated black belts per region; 30 dedicated green belts at top airport locations Centralized process improvement – for systemic issues Five key project streams in place will generate $25M+ / year run rate savings Process improvement drives cost savings and establishes benchmark customer experience

13 Lower Fleet Cost Driven by Strategic Purchasing Diversification Minimizes Residual Value Risk and Appeals to Broader Customer Base Ford GM Toyota Kia Mazda Chrysler Nissan Other OEMs FY Average 39% 86% Net Depr. / Risk Unit $278 $205 95% 2013F Average RISK Fleet How we buy Fleet rotation Make and model mix Used vehicles Vehicle content

14 OPTIMAL mix 60%-70% retail Channel Retail 11% 15% 18% Dealer Direct 0% 38% 44% Online Auction 8% 9% 6% Auction Wholesale 81% 38% 32% Retail Stores 6 30 100 Dealer Direct Sales Reps 10 100 150 Moving Toward Higher Return Car Sales Channels 1pp improvement: retail = =$2M Adj. Pre-tax Incremental Return vs. Auction

15 $318 $328 $347 $332 $304 $255 $224 $175 $200 $225 $250 $275 $300 $325 $350 $375 FY:06 FY:07 FY:08 FY:09 FY:10 FY:11 FY:12 FY:13E U.S. RAC Monthly Depreciation p/Unit Annual rates FY:12 FLEET EFFICIENCY (Utilization) 80.3% Record High 2012 YoY improvement Depr/Unit 11.8%

16 U.S. RAC Key Objectives DTG Integration - $300M -3 yr cost savings run rate Increasing Ancillary Sales Rolling out 24/7 Utilizing Technology to Reduce Transactional Costs and Improve Customer Experience Process and Sales Culture Balancing COST SAVINGS and Incremental Revenue Generation

EMEA and Asia Pacific RAC Mark Frissora Chairman of the Board and Chief Executive Officer

2 EMEA & Asia Pacific RAC Countries Locations Employees Fleet Size Europe 102 838 4,570 112,580 APAC 3 92 1,161 21,844 Franchise 86 1,756 8,040 157,340 Japan1 1 1,190 undisclosed 102,800 Total 100 3,876 13,771 394,564 Note: Network revenue at actual exchange rates; franchise revenue as declared by franchisees where applicable 1 Customer referral partnership with Toyota in Japan 2 Includes Ireland where we have shared service centre Full Year 12/31/12 Substantially Corporate Substantially Licensee Network REVENUE $4.9B

3 Metric 2006 2012 CAGR % Var Revenue ($m) $277.9 $382.8 +5.5% +37.7% Adj. Pre-tax Margin -1.2% 7.7% +36.7% +8.9ppt Productivity 67.4 95.4 +6.0% +41.5% Utilization 71.9 74.1 +0.5% +2.1ppt Franchise Rev ($m) $8.3 $14.1 +9.3% +70.2% Australia / New Zealand Overview Market Opportunities DTG Acquisition $150M Equipment Rental $5.4B AU Mining Sector $650M AU Leasing / Fleet Mgmt $4.6B AU Off Airport: 24/7 $1B+ White Spaces Value Brand Expansion Market Size & Economy Addressable Market Size $1.7B Key Competitors: Avis, Budget, Europcar 2013F GDP +2.5% (Australia) 2013F Unemployment rate 6.1% 2013 Current Cash Rate 3.0%

4 Europe Overview France 28% Germany 22% Italy 16% UK 13% Spain 12% Benelux 6% Switzerland 3% 2006 France 26% Germany 20% Italy 20% UK 15% Spain 10% Benelux 6% Switzerland 3% 2012 Metric 2006 2012 CAGR % Var GDP 3.25% -0.58% nm -383bps Revenue ($m) $1,530.5 $1,562.3 +0.34% +2% Ancillary RPD $5.53 $6.49 +2.7% +17% OpEx & SGA % revenue 73.1% 72.3% -0.18% -80bps Adj. Pre-tax Margin 7.6% 3.0% -14.1% -460bps Fleet costs & interest expense account for 600bps of margin decline

5 Mix 2012 Airport $0.8B 53% Off-Airport $0.8B 47% Total Revenue $1.6B (2) (1) Corporate Europe, Source: Euromonitor 2012 Full year forecast Total Revenue $10.6B (2) Excludes $0.2B of Franchisee revenue in corporate countries Europe Airport/Off-Airport Mix FY2012 Commercial 40% Leisure 52% Replacement 8% Airport $3.7B 35% Off-Airport $6.9B 65% Commercial 49% Leisure 46% Replacement 5%

6 Then & Now Opportunities & Initiatives Cost Efficiencies Baseline 2006 Cost Efficiencies 2012 $520M Process excellence delivered $520m benefit EU rev. per employee +37% 150 locations closed $100M revenue franchised over 18 mos. Revenue Growth $369M 2006 4 Growth Drivers 2012 $675M Multi-brand expansion Established China 2009 Australasia market growth Revenue management Service Quality 32.0 2006 Quality 46.8 2012 Gold Choice - 8 locations, +2 in 2013 Operational excellence programs New branding strategy Fleet Management 68.1% 2006 Utilization 2012 69.2% Fleet negotiations and remarketing channels Launched Rent2Buy in 3 countries (France 2010; Italy & U.K. 2012) Dealer direct online in 5 countries

7 Geographic Diversification 1,100 Locations Europe/MEA 33 Locations Spain, France, Italy

8 Brand Diversification Across EU Markets Implement 24/7 On Demand for Hertz Hertz rebranding strategy; fastest, easiest, most valued Thrifty to fill gap in mid-tier leisure segment Expand into Hertz airport locations Leverage Hertz partnerships for Thrifty growth Develop Thrifty off airport Expand franchise footprint; potentially buy-back underperforming franchisees Firefly replaces Advantage brand (broker value market) To expand Firefly throughout lowest-tier leisure markets Expanding Opportunity by Offering 3 Brands

9 Improving Processes Drive Margin Lighthouse Implementation 20 programs to be launched in 2013 52 locations launched to date Sustainment actions Regular performance analysis using Business Operating System metrics Senior management mentoring program Deep rooted knowledge of Lean tools Pretax Margin Pulse NPS Ancillary Revenue Lighthouse Performance vs. Division FY2012

10 Risk Vehicles Support Lower Depreciation Objectives Shifting to Higher Risk Fleet Risk 29% Program 71% Risk 59% Program 41% 2006 2012

11 Selling More Used Cars into Higher Return Channels Online +$300 and Retail +$1000 vs. Bulk Dealer Sales 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2006 2012 2013F 2014F Bulk Dealer Sales Auction Dealer Online Retail/R2B Improves residual values

12 Strategic Initiatives Deliver Long-term Profit Centralize Europe and variabilize cost Reduce Seasonality Annualized Adj. PreTax Profit Growth by 2015 Procurement, planning and remarketing Fleet and Supply Chain Tools, playbook implementation and pricing yield optimization Pricing Growth from 9% to 15% in a >$8bn market Off-Airport and 24/7 Grow revenue, lower cost base, differentiate service Virtualization Enable organization to cover entire RAC market Multi Brand

Global Equipment Rental Lois I. Boyd Group President, Equipment Rental

2 Worldwide Equipment Rental Q1 2013 Footprint US CANADA EUROPE CHINA SAUDI TOTAL Locations 20121 232 35 67 5 1 340 % Total 2012 HERC Revenue 70% 21% 7% 1% 1% $1.4B Expanded into ASIA, AMERICA and SOUTH AMERICA 1 Excludes franchisees

3 Shifting to a BALANCED PORTFOLIO Construction 50% Industrial 15% Fragmented 35% Industrial 25% Construction 35% Fragmented 40% 2006 Today Equipment Rental Markets Strategically increased mix of consistent industrial revenue Expanded into non-cyclical niche markets (entertainment svcs.)

4 Earth Moving 22% Aerial 24% Material Handling 16% Trucks 14% Specialty 15% Other 9% Earth Moving 30% Aerial 22% Material Handling 19% Trucks 13% Fleet Portfolio 2006 Today Balancing the mix of fleet Higher $ utilization with specialty equipment U.S. FLEET AVAILABILITY improved +890 bps since 2006

5 as a % of revenue Entertainment Petrochemical Oil & Gas Industrial Government Investments to Balance Our Portfolio Specialized sales force Specialized sales force On-Site Strategy Specialty Products

6 Peak to Trough Opportunity DOLLAR Utilization 690 bps Still Room For Improvement vs 2006 380bps TIME Utilization 300 bps PRICING Metric Improvements Optimized By Efficiencies ~$60M PRODUCTIVITY improved +14.5% vs. 2006 OPPORTUNITY OPPORTUNITY OPPORTUNITY

Outperforming the Market

CONSTRUCTION



U.S. Market 2013E

- ABI >50, 7 consec. mths
- Nonres construction starts est. +5.6%
- Constr. loan pipeline up, led by NE, Midwest, & SW

NA HERC

- Construction revenue in 2012
  - Qtr 1 = +14.4%
  - Qtr 4 = +18.9%
- 2013 trend continues
  - Feb YTD = +24.9%

Industrial



U.S. Market 2013E

- Industrial Capital & Maintenance, Repair, & Ordinance spending est. -0.8%

NA HERC

- Industrial growth trends continue
  - Feb YTD = +15.9%

Oil & Gas



U.S. Market 2013E

- Production Oil & Gas spending est. -6%
- Petroleum Refining est. -1%
- U.S. oil rig count +3%
- Transmission +37%

NA HERC

- Production growing +53%
- Refining growing +18.6%
- Transmission +8%

Source: McGraw-Hill Construction, Industrial Information Resources, American Institute Of Architects, CIBC, Baker Hughes

7

8 Operational Excellence Hub & Spoke Model centralize key operational functions Maintenance Fleet & fleet logistics Customer service center This model drives: Increased productivity Fleet optimization Improved customer satisfaction Expanded career opportunities (employee retention) Efficiency throughout Operations Spoke Spoke Spoke Hub

9 Offering Only Equipment Rental Offering Equipment Rental New Enhanced Capabilities Offering Value from the C-Suite to Job Site On Site Services New Equipment Used Equipment Entertainment Services Environment Management Engineering Services Pump & Compressor Power Technology CORE BUSINESSES: EQUIPMENT RENTAL Leasing Syndication Fleet Management Full Portfolio Capability

10 Increasing Field Mechanic Productivity Leverage Technology To Improve Efficiency 2 Year Roll Out, Expect $2M in SAVINGS for $350k Investment : THEN: call home office for data & details Wait for office to research Manual records Delayed purchases : NOW: tablets in the field allow immediate access to data Technical data visibility Instant communication On the spot procurement

11 Implementing Logistics Optimal Routing Automated Dept. of Transportation Compliance Improved Damage Collections Electronic Signature Capture triggers paperwork process AUTOMATING FLEET PLANNING PROCESSES 2 Year Roll Out, Expect $5M in SAVINGS for $1.5M Investment

12 Point of Sale Expansion Creating MOBILE APPS so we can “Deal in the Field” Market specific applications Speed of customer interface Signature capture Leveraging Existing Technology Investments

13 Eqipment Point EquipmentPointTM is our GLOBAL TELEMATICS SOLUTION giving customers 24/7 access to their FLEET and its UTILIZATION Hertz and Customer’s Fleet Hertz Technology Center Customer Interface 3 Year Roll Out, Expect 20%-30% Pretax Margin from REVENUE & COST SAVINGS

14 VIDEO

Donlen Tom Callahan Group President, Donlen

2 Headquarters in Northbrook, IL Leading fleet lease and management company founded in 1965 Corporate culture built around employee and customer satisfaction More than 500 corporate customers spanning a wide variety of industries Diverse portfolio of more than 166,000 vehicles: Cars, light-duty trucks, and vans Medium- and heavy-duty trucks Equipment Donlen Fast Facts

3 Global Partnerships: Local Expertise Canada: In partnership with TLS United States Mexico: In partnership with BanRegio Europe: In partnership with Athlon and Lex Autolease: 18 countries Australia and New Zealand: In partnership with FleetPlus Latin America China and Asia Pacific

Hertz

Complete Lifecycle Solutions

Fleet Financing

- TRAC Lease
  - Open-End
  - Car/Light Duty
- Syndication
  - Longer-term fixed financing
  - Class 4+ trucks, trailers, etc.

Asset Integration

- FleetWeb®
- Donlen Asset Manager™
- DonlenDriver ®
- CARE™

Fleet Management

- Cost Reduction
- Acquisition and Remarketing
- Maintenance Consultation
- Fleet Administration
- Fleet Utilization
- Safety and Productivity
- Analysis and Reporting
- Benchmarking

4

5 Equipment Medium/Heavy Trucks Cars/Light Trucks Asset Acquisition & Remarketing Financial Solutions Fleet Management Productivity and Safety Powered by FleetWeb® Industry-Leading Asset Management Integration Complete Lifecycle Solutions

6 Award-winning, integrated platform Any asset Easy data input Unlimited reporting and analysis One platform, acquisition through remarketing Complete Lifecycle Solutions Powered by FleetWeb® “I saw the enhanced FleetWeb® search function this morning and I was blown away. You can’t imagine how this is going to help me in my day-to-day work.” – Pamela Pollack Fleet Coordinator Baker Hughes Fleet size: 10,000

7 Valued Business Relationships We’re proud to include some of the world’s most valuable brands among our diverse portfolio of companies “Once I got a taste of Donlen’s information technology platform it became my standard of excellence. Thank you for helping me have a smarter, easier, faster way to do the menial tasks of my job.” Sandra Koelzer Fleet Manager Apple Inc. Fleet size: 800

8 Lease and Maintenance Growth Significantly increased number of vehicles leased & managed 53,890 58,618 59,047 57,914 64,576 71,309 79,969 88,250 90,404 92,442 91,250 102,530 107,151 119,483 145,610 161,000 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13F Lease Management Recessionary Period CAGR Lease: 4.6% Services: 4.3% CAGR Lease: 11.0% Services: 14.5%

9 Revenue acceleration experienced after Hertz acquisition Revenue Growth $328,723 $360,871 $361,730 $339,699 $350,545 $407,645 $471,489 $530,000 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13F Total Revenues Recessionary Period CAGR 1.6% CAGR 14.8%

10 Competitive Landscape Eight primary competitors compete for both lease and service vehicles Company Est. Vehicles Under Lease & Management Growth Trend >400K >400K >400K >250K >250K 166,000 >150K >75K Source: Donlen Management

11 Competitive Landscape Eight primary competitors compete for both lease and service vehicles Company Est. Vehicles Under Lease & Management Growth Trend Market Focus by Fleet Size Small (<250) Mid (250-750) Large (>750) >400K >400K >400K >250K >250K 166,000 >150K >75K Source: Donlen Management

12 Competitive Landscape Eight primary competitors compete for both lease and service vehicles Company Est. Vehicles Under Lease & Management Growth Trend Market Focus by Fleet Size Small (<250) Mid (250-750) Large (>750) >400K >400K >400K >250K >250K 166,000 >150K >75K Source: Donlen Management

13 Competitive Landscape Eight primary competitors compete for both lease and service vehicles Company Est. Vehicles Under Lease & Management Growth Trend Market Focus by Fleet Size Small (<250) Mid (250-750) Large (>750) >400K >400K >400K >250K >250K 166,000 >150K >75K Source: Donlen Management

14 Changing the Landscape On September 1, 2011, Donlen joined the Hertz family of global companies Industry-Changing Mobility Solutions

15 Providing unmatched opportunities for new products and new categories: Purchasing power, utilization, and integration Industry-Changing Mobility Solutions Leverage Strengths. Deliver Value.

16 Broader selection Lower cost Shorter lease period Alternative for new hires and startup companies Hertz Value LeaseTM The industry’s first true leasing alternative Leverage Strengths. Deliver Value.

17 Leverage Strengths. Deliver Value. The full spectrum of Hertz Equipment Rental options and the financing expertise of Donlen HERC Ready FinanceTM One-stop shopping” for purchase and finance Offer currently not available in North Dakota, Rhode Island, and California.

18 Leverage Strengths. Deliver Value. Donlen’s DriverPointTM Telematics brand extension: EquipmentPointTM Version for equipment and vehicles to be utilized by HERC Help manage their extensive fleet of rental assets Improved asset utilization Graphical customer dashboard interface Exception and interactive reporting capability

19 Ongoing initiatives: Additional Revenue Generation: Larger footprint due to combined Donlen and Hertz cross-selling sales teams Expanded Acquisition and Remarketing Channels: Leveraging Hertz and Dollar Thrifty resources to give us clear market differentiation Cost Savings: Bridge Rental Program; procurement and operating efficiencies in all major cost areas including fuel, glass, tires, and logistics Leverage Strengths. Deliver Value.

20 2013 Revenue Growth Strategy Truck/Equipment Telematics Services Leasing 12% 13% 24% 80% New products; Market segments Broaden partnerships; New products Solid value proposition; Growing need Dedicated sales team; New markets and products

Financial Highlights Elyse Douglas Senior Executive VP & CFO

Financial Strategy Driven by 5 Key Priorities Balanced Approached To Growth And Returns

Steady Profitable Growth Profits to Accelerate in 2013 2013F1 YoY Improvement2 $10,850-$10,950 $1,270-$1,340 12.0%-13.0% -- -- $1.82-$1.92 1 1 Guidance as reported on 2/25/13 2 Change vs. high end of guidance

Revenue Growth Growth in RAC Offsets Economic Headwinds ($ in billions) HERC still $370M below 2006 RAC $1,255M above 2006 DTG Revenue Synergies, Europe and HERC Recoveries to Accelerate Growth Hertz Consolidated Revenue U.S. Leisure up $1.5B U.S. Off-Airport up $400M Int’l (ex E.U.) up $260M U.S. Ancillary Rev up $140M Acquisitions $8.1 $9.0

Focused Execution on Margin Improvement ($ in millions) Adjusted Pre-tax U.S. RAC 7.4% → 17.8% Int’l (ex E.U.) 2.3% → 7.2% 6.0% Margin 10.0% Margin 87% improvement Volume growth and cost savings initiatives more than offset declines in Europe and HERC Growth, cost discipline and return on investments DRIVE MARGIN EXPANSION

Proven Track Record of Operational Execution Leveraging Lean Six Sigma across operations Expand “Lighthouse” program Only 42% of revenue impacted to date IT Productivity Investments Updated counter system, ERP, OracleHR More than 225 black, yellow and green belts deployed worldwide Cumulative Cost Savings 2006-2012 FY 2013E $300M of Savings Targeted in 2013 ($ in millions)

Cash Flow more than triples in 2013 Profit improved 85% since 2006 Economic Value Add (EVA) Improvement Working Capital as % revenue ($ in millions) Yields $250M CF Cash Flow Acceleration $500 - $600 85% CAGR Hertz Consolidated Free Cash Flow

New Cash Flow Format Clearly Highlights Drivers of Cash Flow GAAP Based Approach More Comparable to Other Companies * GAAP Pretax Income for fiscal year 2012 of $450.6 million was adjusted for this presentation to reflect $129.6 million of cash expense associated with DTG acquisition costs $M 2010 A 2011 A 2012 Adj 2013 Est GAAP Pretax Income * (15) 324 580 PP&E (Non Fleet) Depreciation Expense + Amortization Exp 333 358 340 Cash Taxes (51) (50) (72) Net Working Capital/Other 152 (208) (69) Operating Cash Flow excluding fleet depreciation add back 419 424 779 1,225-1,275 RAC Fleet Growth (net capex + depr exp & net fleet financing) (41) (3) (128) HERC Fleet Growth (net capex + depr exp) 225 (130) (314) Non-Fleet Capex (e.g. IT, Facilities, vehicles) (140) (228) (175) Net Investment 44 (361) (617) (675)-(725) FREE CASH FLOW 463 63 162 500 - 600 Format Will be Expanded Upon in Modeling Workshop

Profit Strategies Drive Cash Flow YOY Change in Operating Cash Flow YOY Change in Net Investment Operating Cash growth to exceed Investment growth * GAAP Pretax Income for fiscal year 2012 of $450.6 million was adjusted for this presentation to reflect $129.6 million of cash expense associated with DTG acquisition costs $M 2010 A 2011 A 2012 Adj 2013 Est GAAP Pretax Income * (15) 324 580 PP&E (Non Fleet) Depreciation Expense + Amortization Exp 333 358 340 Cash Taxes (51) (50) (72) Net Working Capital/Other 152 (208) (69) Operating Cash Flow excluding fleet depreciation add back 419 424 779 1,225-1,275 RAC Fleet Growth (net capex + depr exp & net fleet financing) (41) (3) (128) HERC Fleet Growth (net capex + depr exp) 225 (130) (314) Non-Fleet Capex (e.g. IT, Facilities, vehicles) (140) (228) (175) Net Investment 44 (361) (617) (675)-(725) FREE CASH FLOW 463 63 162 500 - 600

Cash Flow through the Cycle 2007 2008 2009 2010 Total Corporate Cash Flow (before acquisitions) $565* $238* ($356)** $363 US RAC cash flow before fleet growth*** $436 $289 $204 $629 US HERC cash flow before fleet growth*** $285 $244 $115 $141 US HERC cash flow after fleet growth*** $217 $588 $415 $211 Business Units delivered positive cash flow before fleet growth throughout the down turn Resilient Cash Flow Model Driven by RAC fleet investment as market improved * 2007 and 2008 corporate cash flow numbers are as reported. ** 2009 excludes impact of $528.8 million common stock offering. *** US RAC and US HERC are divisional cash flows that do not reflect full allocations for corporate costs and interest expense.

Created a Flexible Debt Structure Total Debt $15.4B at YE:12 Fleet Debt $8.9B at YE:12 Corporate Debt $6.5B at YE:12 Fleet Debt Fully Collateralized Uses: HERC fleet Fleet Equity Requirement Corp. Operating Requirements Uses: Inventory (Fleet) Financing WW RAC Fleet Eligible Fleet Receivables

Continued De-Leveraging Improved Leverage Despite Investments since 2006 2012 PF DTG Metric

Attractive Corporate Debt Profile Weighted Average Interest Rate YE’06 YE’12 Variance 8.26% 5.51% (2.75%) Corporate Debt Maturity Schedule - Dec '12 $2,018M Fixed Floating

Improved Financial Profile Improved Terms and Enhanced Financial Flexibility since 2006 Continue to maintain over $1.5B of available corporate liquidity Continue to maintain over $0.8B of fleet financing availability

Interest Rate Risk Mitigants Fixed Rate Debt - 65% of Corporate and 53% of Fleet Opportunity to term out floating rate exposure As interest increases, revenue increases 1% increase in rates equates to $31M in incremental after tax interest Can be offset by increased volume, price Investment grade spread savings ~200 bps Adj. Pre-Tax Impact 1% change in Volume +$30M 1% change in Price +$79M No Large Near-Term Shift in Interest Rates Expected

Drive Return on Invested Capital 2012 PF with DTG Improved cost structure Improved utilization Franchising targeting white space and low return markets 1 Net of Fleet Debt Anticipate 2-3% cosolidated Improvement in ROIC in FY13 Equity Key ROIC Drivers ROIC Consolidated WW RAC 9.5% 13.5% 18.1% 30.7% 2006 2012 Corp.ROIC = Adj.OperatingIncome Debt1 + Equity

Investments Improve Financial Profile Express Rent Kiosks

Financial Objectives Drive Cash Flow Improve capital structure Maximize portfolio returns Optimal cash flow deployment Debt repayment Reinvestment in business Return to shareholders

Financial Performance & Outlook Mark P. Frissora Chairman of the Board and Chief Executive Officer

2 Superior Revenue and EPS Growth 1 Based on mid-point of 2013 guidance, as disclosed 2/25/13 2 FY:12 GAAP Pretax Income of $450.6M adjusted to reflect $129.6 million of cash expense associated with DTG acquisition costs 2009 2010 2011 2012 2013E1 CAGR ’09-‘ 13 - Revenue Growth YoY (16.7)% 6.5% 9.7% 8.7% 20.9% 11.3% Fleet Cost % of Revenue 30.1% 28.2% 26.5% 27.1% n/a OpEx & SG&A % of Revenue 63.3% 63.2% 62.2% 60.4% n/a Corp. Interest % of Revenue 3.8% 3.9% 3.1% 2.7% n/a Adj. Pre-tax % of Revenue 2.7% 4.6% 8.2% 10.0% 12% 61.3% Corp. EBITDA % of Revenue 13.7% 14.5% 16.7% 18.1% 20.6% 23.2% Adj. EPS $0.28 $0.52 $0.97 $1.33 $1.87 60.8% Free Cash Flow ($347M) $463M $63M $162M2 $550M

3 Superior Revenue and EPS Growth 1 FY 2013 to FY 2015 2 FY:12 GAAP Pretax Income of $450.6M adjusted to reflect $129.6 million of cash expense associated with DTG acquisition costs Leverage global brands, market position and technology to DRIVE REVENUE GROWTH DRIVE COST EFFICIENCIES with a culture of continuous improvement Optimize strategies to MAXIMIZE CASH FLOW 2012 2015 Financial Plan1 Revenue Growth 8.7% 12.5%-13.5% Fleet Cost % of Revenue 27.1% 24%-25% OpEx & SG&A % of Revenue 60.4% 55%-56% Corp. Interest % of Revenue 2.7% 2.3%-2.6% Adj. Pre-tax % of Revenue 10.0% 17%-18% Corp. EBITDA % of Revenue 18.1% 25%-26% Adj. EPS $1.33 $3.10-$3.30 Free Cash Flow $162M 2 $1.1-$1.3B CAGR

4 New Financial Plan Surpasses Previous Robust Targets *As provided on 9/12/11; excludes acquisitions 2011-2014* 2013-2015 Revenue Growth 7%-8% 12.5%-13.5% Fleet Cost % of Revenue 24%-25% 24%-25% OpEx & SG&A % of Revenue 57%-59% 55%-56% Corp. Interest % of Revenue 2.3%-2.7% 2.3%-2.6% Adj. Pre-tax % of Revenue 14%-15% 17%-18% Corp. EBITDA % of Revenue 21%-23% 25%-26% CAGR CAGR THEN NOW Leverage global brands, market position and technology to DRIVE REVENUE GROWTH DRIVE COST EFFICIENCIES with a culture of continuous improvement Optimize strategies to MAXIMIZE CASH FLOW

5 Valuation Multiples Comparison P/NTM EPS Pre-Crisis Avg. (PCA)1 2014 Current as % of PCA Hotels 21.5x 19.4x 90.3% Online Travel Agents 19.8x 19.8x 100.3% Equipment Rental 12.5x 11.1x 88.9% Consumer Durables 13.7x 12.4x 90.5% Leisure 15.4x 11.7x 76.0% Auto Dealerships 12.4x 12.7x 102.6% HERTZ 15.4x 9.6x 62.3% Source: Company filings and FactSet as of March 27, 2013 1 Represents period from June 30, 2003-June 30, 2008 Stock Trading Below Historic P/E Multiple Valuation Suggests 40% Upside

6 Lead-in to final video

Q & A

2013 Hertz Investor Day April 2, 2013 New York, NY

The following non-GAAP measures and terms were used in the presentation: Non-GAAP Measures and Terms EBITDA Corporate EBITDA Adjusted Pre-Tax Income Free Cash Flow Corporate Cash Flow Definitions, reconciliations and importance of the non-GAAP measures are provided in the slides or in the appendices of the presentation

Key Definitions EBITDA* Income (loss) before income taxes plus depreciation, amortization and other purchase accounting, interest (net of interest income) and impairment charges, less noncontrolling interest. Corporate EBITDA* EBITDA less car rental fleet interest and car rental fleet depreciation, plus non-cash expenses and charges and certain other non-recurring expenses. Adjusted Pre-Tax Income* Adjusted pre-tax income is calculated as income before income taxes and noncontrolling interest plus non-cash purchase accounting charges, non-cash debt charges and certain one-time charges and non-operational items. Free Cash Flow* Free cash flow is calculated as Net cash provided by operating activities less revenue earning equipment expenditures, net of disposal proceeds and car rental fleet financing, less non-fleet capital expenditures, net of non-fleet disposals. Free cash flow is important to management and investors as it represents the cash available for acquisitions and the reduction of corporate debt. Corporate Cash Flow* Corporate cash flow is calculated as Levered After-Tax Cash Flow Before Fleet Growth less equipment rental fleet growth capital expenditures, net of disposal proceeds and less the car rental fleet equity requirement. Corporate cash flow is important to management and investors as it represents the cash available for the reduction of corporate debt. -* “EBITDA”, “Corporate EBITDA”, “Adjusted Pre-Tax Income”, “Free Cash Flow” and “Corporate Cash Flow” are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

3 Non-GAAP Reconciliations Corporate EBITDA ($ in millions) As Revised Years Ended December 31, Years Ended December 31, 2012 2011 2010 2009 2008 2006 Income (loss) before income taxes $ 450.6 $ 324.3 $ (14.6) $ (176.9) $ (1,416.1) $ 197.2 Depreciation, amortization and other purchase accounting 2,405.7 2,136.0 2,092.3 2,164.9 2,436.0 2,019.5 Interest, net of interest income 645.0 694.2 761.1 664.3 845.2 900.7 Impairment charges - - - - 1,195.0 - Noncontrolling interest - (19.6) (17.4) (14.7) (20.8) (16.7) EBITDA 3,501.3 3,134.9 2,821.4 2,637.6 3,039.3 3,100.7 Adjustments: Car rental fleet interest (297.4) (306.2) (384.4) (319.0) (450.7) (400.0) Car rental fleet depreciation (1,876.1) (1,651.4) (1,594.6) (1,616.7) (1,846.5) (1,483.0) Non-cash expenses and charges 68.5 60.8 172.3 167.0 113.0 130.6 Sponsors' fees - - - - - 3.2 Extraordinary, unusual or non-recurring gains and losses 239.3 151.4 85.6 105.1 237.9 23.8 Corporate EBITDA $ 1,635.6 $ 1,389.5 $ 1,100.3 $ 974.0 $ 1,093.0 $ 1,375.3

Hertz

Non-GAAP Reconciliations

Adjusted Pre-tax Income (Loss)

($ in millions)	Years Ended December 31,				As Revised Years Ended December 31,	
	2012	2011	2010	2009	2008	2006
Income (loss) before income taxes	$ 450.6	$ 324.3	$ (14.6)	$ (176.9)	$ (1,416.1)	$ 197.2
Adjustments:						
Purchase accounting	109.6	87.6	90.3	90.3	101.0	90.4
Non-cash debt charges	83.6	130.4	182.6	171.9	100.2	99.5
Restructuring charges	38.0	56.4	54.7	106.8	216.2	-
Restructuring related charges	11.1	9.8	13.2	46.5	26.3	-
Impairment charges	-	-	-	-	1,195.0	-
Derivative (gains) losses	0.9	(0.1)	3.2	(2.4)	2.2	(1.0)
Pension adjustment	-	(13.1)	-	-	-	-
Third party bankruptcy reserve	-	-	-	4.3	-	-
Acquisition related costs and charges	163.7	18.8	17.7	-	-	-
Management transition costs	-	4.0	-	1.0	5.2	9.8
Premiums paid on debt	-	62.4	-	-	-	-
Gain on debt buyback	-	-	-	(48.5)	-	-
Stock purchase compensation charge	-	-	-	-	-	13.3
Sponsor termination fee	-	-	-	-	-	15.0
Unrealized transaction loss on Euro-denominated debt	-	-	-	-	-	19.2
Interest on HGH debt	-	-	-	-	-	39.9
Other	44.0	-	-	-	-	-
Adjusted pre-tax income	901.5	680.5	347.1	193.0	230.0	483.3
Assumed provision for income taxes (34% for 2012 - 2008; 35% for 2006)	(306.5)	(231.3)	(118.0)	(65.6)	(78.2)	(169.2)
Noncontrolling interest	-	(19.6)	(17.4)	(14.7)	(20.8)	(16.7)
Adjusted net income	$ 595.0	$ 429.6	$ 211.7	$ 112.7	$ 131.0	$ 297.4
Adjusted diluted number of shares outstanding	448.2	444.8	410.0	407.7	325.5	324.8
Adjusted diluted earnings per share	$ 1.33	$ 0.97	$ 0.52	$ 0.28	$ 0.40	$ 0.92

4

5 Non-GAAP Reconciliations Years Ended December 31, 2012 2011 2010 2009 EBITDA 3,501.3 3,134.9 2,821.4 2,637.6 Adjustments: Cash paid during the period for: Interest (net of amounts capitalized) (560.0) (640.6) (533.0) (635.2) Income taxes (71.7) (49.6) (50.7) (31.3) Net change in working capital and other net cash (used in) operating activities (151.6) (211.4) (29.0) (277.8) Net cash provided by operating activities 2,718.0 2,233.3 2,208.7 1,693.3 Revenue earning equipment expenditures, net of disposal proceeds and car rental fleet financing (2,510.2) (1,942.5) (1,605.4) (1,963.6) Non-fleet capital expenditures, net (175.1) (227.9) (140.3) (77.0) Dollar Thrifty acquisition costs expensed and capitalized 129.6 - - - Free cash flow $ 162.3 $ 62.9 $ 463.0 $ (347.3) Free Cash Flow ($ in millions)

6 Non-GAAP Reconciliations As Revised Years Ended December 31, 2010 2009 Corporate EBITDA $ 1,100.3 $ 974.0 Non-fleet capital expenditures, net (140.3) (77.0) Changes in working capital Receivables, excluding car rental fleet receivables (32.0) 63.5 Accounts payable and capital leases 383.6 (335.3) Accrued liabilities and other (142.9) (155.8) Acquisition and other investing activities (41.4) (79.1) Other financing activities, excluding debt (93.4) 474.2 Foreign exchange impact on cash and cash equivalents (10.3) 35.2 Unlevered pre-tax cash flow 1,023.6 899.7 Corporate net cash interest (328.9) (343.4) Corporate cash taxes (50.7) (31.3) Levered after-tax cash flow before fleet growth 644.0 525.0 Equipment rental revenue earning equipment expenditures, net of disposal proceeds (145.0) 101.1 Car rental fleet equity requirement (184.0) (529.7) Corporate cash flow 315.0 96.4 Acquisitions, net of cash acquired 47.6 76.4 Corporate cash flow excluding acquisitions $ 362.6 $ 172.8 Corporate Cash Flow ($ in millions)

7 Importance of Non-GAAP Measures EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity. Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz’s senior credit facilities. Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz’s annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors. Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies. EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz’s operating  performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz’s financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows investors to assess the operational performance of the Company on the same basis that management uses internally.

8 Importance of Non-GAAP Measures (Continued) Unlevered pre-tax cash flow is calculated as Corporate EBITDA less non-fleet capital expenditures, net of non-fleet disposals, plus changes in working capital (receivables, excluding car rental receivables, inventories, prepaid expenses, accounts payable and accrued liabilities), cash used for acquisitions, cash used for / provided by other investing activities, cash used / provided by non-debt financing activities and the foreign exchange impact on cash and cash equivalents. Unlevered pre-tax cash flow is important to management and investors as it represents funds available to pay corporate interest and taxes and to grow our fleet or reduce debt. Levered after-tax cash flow before fleet growth is calculated as Unlevered Pre-Tax Cash Flow less corporate net cash interest and corporate cash taxes. Levered after-tax cash flow before fleet growth is important to management and investors as it represents the funds available to grow our fleet or reduce our debt. Corporate net cash interest represents cash paid by the Company during the period for interest expense relating to Corporate Debt. Corporate net cash interest helps management and investors measure the ongoing costs of financing the business exclusive of the costs associated with the fleet financing. Corporate cash taxes represents cash paid by the Company during the period for income taxes. Corporate cash flow is calculated as Levered After-Tax Cash Flow Before Fleet Growth less equipment rental fleet growth capital expenditures, net of disposal proceeds and less the car rental fleet equity requirement. Corporate cash flow is important to management and investors as it represents the cash available for the reduction of corporate debt. Corporate cash flow excluding acquisitions is calculated as Corporate cash flow less Acquisitions, net of cash acquired.